Income Tax - Net deferred tax assets (Details) - CIK 001836707 SBEA Merger Sub LLC	Dec. 31, 2021 USD ($)
Deferred tax asset
Organizational costs/Startup expenses	$ 259,120
Federal net operating loss	26,786
Total deferred tax asset	285,906
Valuation allowance	$ (285,906)